POWER OF ATTORNEY


	The undersigned hereby constitutes and
appoints
each of Link Newcomb and Cosmas N. Lykos signing singly, the undersigned's true and lawful attorney-in-fact to:

	(1)  execute
for and on behalf
of the undersigned, in the undersigned's capacity as an officer, director or ten percent shareholder of Oakley, Inc. (the
"Company") Forms 3, 4, and
5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the ruled thereunder;


	(2)  do and perform any and
all acts for and on behalf of the
undersigned which may be necessary or
desirable to complete and execute
any such form 3, 4, or 5 and timely file such form with the United States
Securities and Exchange Commission and any stock exchange or similar authority; and

	(3)  take any other
action of any type whatsoever
in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned
hereby
grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or renovation, hereby ratifying and confirming all that such
attorney-at-fact,
or such attorney-in-fact's substitute or substitutes,
shall lawfully do or
cause to be done by virtue of the Power of Attorney
and the rights and
powers herein granted.   The undersigned acknowledges
that the foregoing
attorney-in-fact, in serving in such a capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities
Act of 1934, as amended.

	This Power
of Attorney shall remain in
full force and effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the
undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

	IN WITNESS
WHEREOF, the undersigned has caused
this Power of Attorney to be executed
as of September 19, 2005.





Signature:	/s/  D. Scott
Olivet
		   D. Scott Olivet